EXHIBIT 5

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TRAVELERSLife&Annuity[Graphic Omitted]                                                               401(K) GROUP ANNUITY
                A member of citigroup
The Travelers Insurance Company
One Cityplace o Hartford, CT 06103                                                                GROUP MASTER DATA SHEET
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                                          SECTION I - CONTRACT OWNER INFORMATION
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                                           PLEASE PRINT OR TYPE ALL INFORMATION
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Employer/Sponsor Name:
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Employer's Tax ID Number:                                   Plan Year End:

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Employer's Address:

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Employer's Phone Number:                                    Employer's Fax Number:
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Employer's Organization or Business Type:
[_] Corporation                              [_] Professional Service Corporation              [_] S Corporation
[_] Limited Liability Company (LLC)          [_] Partnership (including LLC Partnership)       [_] Sole Proprietorship
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NOTE: IF THE EMPLOYER/PLAN SPONSOR IS A LLC THAT IS NOT TAXED AS A CORPORATION, A PARTNERSHIP OR A SOLE PROPRIETORSHIP,
THE APPLICANT MUST PROVIDE ADDITIONAL SATISFACTORY INFORMATION AS PART OF ITS APPLICATION TO PURCHASE THE ANNUITY
CONTRACT. PLEASE COMPLETE THE EMPLOYER/PLAN SPONSOR CERTIFICATION REGARDING PURCHASE OF QUALIFIED ANNUITY. AN APPLICANT
THAT IS UNABLE TO COMPLETE THIS CERTIFICATION IS INELIGIBLE TO PURCHASE THIS ANNUITY, BUT MAY APPLY FOR A DIFFERENT
ANNUITY THAT THE COMPANY OFFERS TO PLANS.
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                                           SECTION II - INVESTMENT SELECTIONS
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(PLEASE SELECT THE INVESTMENT OPTIONS DESIRED FOR YOUR PLAN. PLEASE NOTE: AN INVESTMENT OPTION CANNOT BE OFFERED
INITIALLY UNDER YOUR PLAN IF IT HAS NOT BEEN SELECTED ON THIS FORM.)
[_] CHECK HERE TO SELECT ALL FUNDS
[_] AIM Capital Appreciation Portfolio                      [_] Oppenheimer Main Street Fund/VA - Service Shares
[_] AllianceBernstein Growth & Income Portfolio-Class B     [_] PIMCO Total Return Portfolio
[_] AllianceBernstein Premier Growth Portfolio-Class B      [_] Pioneer Fund Portfolio
[_] American Funds Global Growth Fund-Class 2               [_] Pioneer Strategic Income Portfolio
[_] American Funds Growth Fund-Class 2 Shares               [_] Putnam VT Small Cap Value Fund - Class IB
[_] American Funds Growth-Income Fund-Class 2               [_] Salomon Brothers Variable All Cap Fund Class I
[_] Capital Appreciation Fund (Janus)                       [_] Salomon Brothers Variable High Yield Bond Fund Class I
[_] CitiStreet Diversified Bond Fund - Class I              [_] Salomon Brothers Variable Investors Fund Class I
[_] CitiStreet International Stock Fund - Class I           [_] Salomon Brothers Variable Total Return Fund Class I
[_] CitiStreet Large Company Stock Fund - Class I           [_] SB Adjustable Rate Income Portfolio
[_] CitiStreet Small Company Stock Fund - Class I           [_] Smith Barney Aggressive Growth Portfolio
[_] Delaware VIP REIT Series                                [_] Smith Barney Appreciation Portfolio
[_] Dreyfus VIF Appreciation Portfolio                      [_] Smith Barney Diversified Strategic Income Portfolio
[_] Dreyfus VIF Developing Leaders Portfolio                [_] Smith Barney Growth and Income Portfolio
[_] Equity-Income Portfolio (Fidelity)                      [_] Smith Barney Investment Grade Bond Fund - Class A
[_] Equity Index Portfolio - Class II                       [_] Smith Barney Large Cap Growth Portfolio
[_] Federated High Yield Portfolio                          [_] Smith Barney Money Market Portfolio
[_] Fidelity VIP Contrafund Portfolio - Service Class 2     [_] Smith Barney Premier Selections All Cap Growth Portfolio
[_] Fidelity VIP Mid Cap Portfolio - Service Class 2        [_] Smith Barney Small Cap Growth Opportunities Portfolio
[_] Franklin Small Cap Fund - Class 2 Shares                [_] Smith Barney Small Cap Value Fund - Class A
[_] Franklin Mutual Shares Securities Fund-Class 2          [_] Social Awareness Stock Portfolio (Smith Barney)
[_] Janus Aspen Growth and Income - Service Shares          [_] Strategic Equity Portfolio (Fidelity)
[_] Janus Aspen Mid Cap Growth Portfolio-Svc Shares         [_] Templeton Developing Markets Securities Fund - Class 2
[_] Large Cap Portfolio (Fidelity)                          [_] Templeton Foreign Securities Fund - Class 2
[_] Lazard International Stock Portfolio                    [_] Templeton Growth Fund, Inc.
[_] Lazard Retirement Small Cap Portfolio                   [_] Travelers Convertible Securities Portfolio
[_] Lord Abbett Growth & Income Portfolio                   [_] Travelers Disciplined Mid Cap Stock Portfolio
[_] Lord Abbett Mid-Cap Value Portfolio                     [_] Travelers Quality Bond Portfolio
[_] Merrill Lynch Large Cap Core Portfolio                  [_] Travelers U.S. Government Securities Portfolio
[_] MFS Emerging Growth Portfolio                           [_] Van Kampen LIT Comstock Portfolio Class II Shares
[_] MFS Mid Cap Growth Portfolio                            [_] Van Kampen LIT Emerging Growth Portfolio Class II Shares
[_] MFS Total Return Portfolio                              [_] Travelers Fixed Account
[_] MFS Value Portfolio
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                                        SECTION III - PLAN COMPLIANCE INFORMATION
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Third Party Administrator

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TPA Contact Name

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TPA Address
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TPA Phone Number:                                           TPA Fax Number:

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External Trustee (if applicable)

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External Trustee Contact Name

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External Trustee Address

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Trustee Phone Number:                                       Trustee Fax Number:

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                                           SECTION IV - REPLACEMENT INFORMATION
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WILL THIS CONTRACT REPLACE ANY EXISTING ANNUITY CONTRACT(S)?   [_] YES   [_] NO

IF YES, PLEASE PROVIDE THE FOLLOWING INFORMATION:

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Existing Company Name (Where are the Plan Assets?)

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Existing Company Address

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Existing Contract(s) & Number(s)

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Existing Company Contact Name                                             Phone Number

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Existing TPA (if different than Section III)                              Phone Number

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                                              SECTION V - ADDITIONAL INFORMATION
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Please provide any additional information or unique processes specific to this plan:






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                                         ACKNOWLEDGMENT AND SIGNATURES REQUIRED
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NOTE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

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ACKNOWLEDGMENTS: I acknowledge the following: (1) I have received the Disclosure Memorandum of Travelers Separate Account
QPN for Variable Annuities provided by The Travelers Insurance Company; (2) the group annuity contract, if issued, supersedes every written or oral statement concerning the contract; (3) an annuity contract does not confer any tax deferral benefit beyond what is already offered by a tax-qualified retirement plan; (4) I selected this annuity contract for reasons other than tax deferral; and (5) the person that solicited the Plan's purchase of this contract provided a plain-language explanation of the commissions that The Travelers Insurance Company will pay to the person who soliciated the sale of this annuity.

Further more, I understand that the contract will take effect when the first premium payment is received, and the application is approved in the Home Office of The Travelers Insurance Company. All payments and values provided by the contract applied for, when based on investment experience of a separate account, are variable and there are no guarantees as to a fixed dollar amount. No agent is authorized to make changes to the contract or application. I understand that The
Travelers Insurance Company may amend this contract to comply with changes in the Internal Revenue Code and related
Regulations.
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EMPLOYER SIGNATURE                                                                        DATE
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I acknowledge that all data representations and signatures recorded by me or in my presence in response to my inquiry and request and all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT?  [_] YES  [_] NO
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
Agent/Representative Name                         Social Security Number             Telephone Number

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Agent/Representative Signature                    Date                               License Number

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Agent Representative Name                         Social Security Number             Telephone Number

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Agent/Representative Signature                    Date                               License Number

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